UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2016

Commission File Number of issuing entity: 333-199921-03

Central Index Key Number of issuing entity: 0001647980

CSAIL 2015-C3 Commercial Mortgage Trust

(Exact name of issuing entity as specified in its charter)

Commission File Number of depositor: 333-199921

Central Index Key Number of depositor: 0000802106

Credit Suisse First Boston Mortgage Securities Corp.

(Exact name of depositor as specified in its charter)

Central Index Key Number of sponsor (if applicable): 0001628601

Column Financial, Inc.

(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable): 0001541886

UBS Real Estate Securities Inc.

(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable): 0001497973

The Bank of New York Mellon

(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable): 0001505494

The Bancorp Bank

(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable): 0001632269

Benefit Street Partners CRE Finance LLC

(Exact name of sponsor as specified in its charter)

Charles Y. Lee (212) 538-1807

(Name and telephone number, including area code, of the person to contact in connection with this filing)

New York

(State or other jurisdiction of incorporation or organization of the issuing entity)

38-3976110

38-3976111

38-7143593

(I.R.S. Employer Identification No.)

c/o Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, MD 21045

(Address of principal executive offices of the issuing entity) (Zip Code)

(410) 884‑2000

(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 6.02 - Change of Servicer or Trustee.

Pursuant to Section 6.08 of the Pooling and Servicing Agreement dated as of August 1, 2015 relating to Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2015-C3 (the “CSAIL 2015-C3 PSA”), Section 9.30 of that certain Pooling and Servicing Agreement dated as of December 1, 2015, relating to Morgan Stanley Capital I Trust 2015-UBS8, Commercial Mortgage Pass-Through Certificates, Series 2015-UBS8 (the “MSCI 2015-UBS8 PSA”), Section 9.30 of that certain Pooling and Servicing Agreement dated as of September 1, 2015, relating to Bank of America Merrill Lynch Commercial Mortgage Trust 2015-UBS7, Commercial Mortgage Pass-through Certificates (the “BACM 2015-UBS7 PSA”, and together with the MSCI 2015-UBS8 PSA and the CSAIL 2015-C3 PSA, the “Servicing Agreements”) and that certain Amended and Restated Agreement Between Noteholders dated as of September 15, 2015, by and between Wells Fargo Bank, National Association, as Trustee for the benefit of the Holders of CSAIL 2015-C3 Mortgage Trust Commercial Mortgage Pass-Through Certificates as Note A-1 Holder and Note A-2 Holder, UBS Real Estate Securities Inc. as Note A-3-1 Holder and Note A-3-2 Holder, and Prima Mortgage Investment Trust, LLC as Junior Noteholder (the “Co-Lender Agreement”), Prima Mortgage Investment Trust, LLC removed Rialto Capital Advisors, LLC (“Rialto”), as special servicer under the Servicing Agreements with respect to the Charles River Plaza North Whole Loan (as defined in the Servicing Agreements) and has appointed Aegon USA Realty Advisors, LLC (“Aegon”) as the successor special servicer under the Servicing Agreements with respect to the Charles River Plaza North Whole Loan. The removal of Rialto as special servicer under the Servicing Agreements with respect to the Charles River Plaza North Whole Loan, and the appointment of Aegon as successor special servicer under the Servicing Agreements with respect to the Charles River Plaza North Whole Loan, was effective as of October 14, 2016. The Charles River Plaza North mortgage loan held by the CSAIL 2015-C3 Commercial Mortgage Trust is serviced and administered pursuant to the CSAIL 2015-C3 PSA.

Pursuant to Section 6.08 of the CSAIL 2015-C3 PSA, Section 9.30 of the MSCI 2015-UBS8 PSA, Section 9.30 of the BACM 2015-UBS7 PSA and Section 7 of the Co-Lender Agreement, Prima Mortgage Investment Trust, LLC, as the Controlling Noteholder under the Servicing Agreements, has the right, at any time prior to the occurrence and continuance of a Control Termination Event (as defined in the CSAIL 2015-C3 PSA) (or if a Control Termination Event has occurred but is no longer continuing), to terminate the existing special servicer under the CSAIL 2015-C3 PSA with respect to the Charles River Plaza North Whole Loan, with or without cause, and appoint the successor special servicer under the CSAIL 2015-C3 PSA with respect to the Charles River Plaza North Whole Loan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp.

(Depositor)

/s/ N. Dante LaRocca

N. Dante LaRocca, Vice President

Date: October 18, 2016